UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 10, 2011

ZOLL MEDICAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-20225	04-2711626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

269 Mill Road, Chelmsford, MA 01824

(Address of Principal Executive Offices) (Zip Code)

(978) 421-9655

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of Amendment to ZOLL Medical Corporation Amended and Restated 2001 Stock Incentive Plan

At the Annual Meeting of Shareholders (the “Annual Meeting”) of ZOLL Medical Corporation (the “Company”) held on February 10, 2011, the Company’s shareholders approved an amendment (the “2001 Plan Amendment”) to the Company’s Amended and Restated 2001 Stock Incentive Plan (the “2001 Plan”). The 2001 Plan Amendment was previously adopted by the Company’s Board of Directors (the “Board”) on November 16, 2010.

The 2001 Plan Amendment increases the aggregate number of shares authorized for issuance under the 2001 Plan by 920,000 shares to 4,170,000 shares of common stock of the Company, with no more than 470,000 of such shares being authorized for issuance as restricted stock awards; permits the award of performance-based awards and restricted stock units; generally prohibits a repricing through cancellation and re-grants or cancellation of stock options in exchange for cash; and provides for a term expiring on November 16, 2020.

Additional information regarding the 2001 Plan Amendment is summarized under the heading “Proposal 2 – Approval of an Amendment to the Amended and Restated 2001 Stock Incentive Plan” in the Company’s Definitive Proxy Statement (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on December 23, 2010, and is incorporated herein by reference. The summary of the 2001 Plan Amendment set forth in the Proxy Statement and the description of the 2001 Plan Amendment set forth in this Current Report on Form 8-K are qualified in their entirety by reference to the text of the 2001 Plan Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Approval of Amendment to ZOLL Medical Corporation Amended and Restated 2006 Non-Employee Director Stock Option Plan

At the Annual Meeting, the Company’s shareholders approved an amendment (the “2006 Plan Amendment”) to the Company’s Amended and Restated 2006 Non-Employee Director Stock Option Plan (the “2006 Plan”). The 2006 Plan Amendment was previously adopted by the Board on November 16, 2010.

The 2006 Plan Amendment increases the aggregate number of shares authorized for issuance under the 2006 Plan by 35,000 shares to 192,500 shares of common stock of the Company; permits the award of restricted stock awards and restricted stock units; generally prohibits a repricing through cancellation and re-grants or cancellation of stock options in exchange for cash; and provides for a term of the 2006 Plan expiring on November 16, 2020.

Additional information regarding the 2006 Plan Amendment is summarized under the heading “Proposal 3 – Approval of an Amendment to the Amended and Restated 2006 Non-Employee Stock Option Plan” in the Company’s Proxy Statement, which is incorporated herein by reference. The summary of the 2006 Plan Amendment set forth in the Proxy Statement and the description of the 2006 Plan Amendment set forth in this Current Report on Form 8-K are qualified in their entirety by reference to the text of the 2006 Plan Amendment, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting held on February 10, 2011, the Company’s shareholders voted on (1) the election of Benson F. Smith, John J. Wallace and Judith C. Pelham as Class I Directors, nominated by the Board of Directors, to serve until the 2014 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (2) the 2001 Plan Amendment, (3) the 2006 Plan Amendment, (4) a non-binding resolution on executive compensation, (5) a non-binding, advisory vote on the frequency of future non-binding, advisory votes on executive compensation and (6) the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2011.

The votes cast by the holders of the Company’s common stock on each of the foregoing proposals were as follows:

Proposal 1: Election of three Class I Directors, nominated by the Board of Directors, to serve until the 2014 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

	For	Withheld	Broker Non-Votes
Benson F. Smith	16,576,948	1,928,065	1,550,789

John J. Wallace	16,747,869	1,757,144	1,550,789

Judith C. Pelham	18,395,060	109,953	1,550,789

Proposal 2: Approval of the 2001 Plan Amendment.

For	Against	Abstain	Broker Non-Votes
17,568,355	906,873	29,785	1,550,789

Proposal 3: Approval of the 2006 Plan Amendment.

For	Against	Abstain	Broker Non-Votes
17,578,269	899,661	27,083	1,550,789

Proposal 4: Non-binding advisory resolution on executive compensation.

For	Against	Abstain	Broker Non-Votes
17,573,917	883,408	47,688	1,550,789

Proposal 5: Non-binding, advisory vote on the frequency of future non-binding, advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
11,625,936	183,489	6,503,820	191,768	1,550,789

The Board will evaluate the results of such non-binding advisory vote regarding the frequency of future non-binding, advisory votes on executive compensation at a future meeting and make a determination as to whether the Company will submit future non-binding advisory votes on executive compensation for consideration by shareholders every one, two or three years. The Company will amend this Current Report on Form 8-K to provide information regarding such determination.

Proposal 6: Ratification of selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2011.

For	Against	Abstain	Broker Non-Votes
20,021,469	11,228	23,105	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

10.1*	Amended and Restated 2001 Stock Incentive Plan

10.2*	Amended and Restated 2006 Non-Employee Director Stock Option Plan

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOLL MEDICAL CORPORATION

Date: February 15, 2011	By:	/s/ Richard A. Packer
Richard A. Packer
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1*	Amended and Restated 2001 Stock Incentive Plan

10.2*	Amended and Restated 2006 Non-Employee Director Stock Option Plan

*	Filed herewith